UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period:	July 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Value Fund

Semiannual report
12 | 31 | 17

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PNGAX

Putnam
International Value
Fund

Semiannual report
12 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Because the fund currently, and may in the future, invests significantly in European companies, the fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in Europe. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

February 9, 2018

Dear Fellow Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies by investing mainly in common stocks of large and midsize companies outside the United States. The fund’s managers look for financially strong companies that appear to be priced attractively and are poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

2 International Value Fund

To gather information about this wide variety of companies and markets, the managers are supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market.

Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality

Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation

Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow

Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 International Value Fund

Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Karan S. Sodhi, CFA.

Darren, how was the investment environment during the reporting period?

Global stock markets performed well over the period, driven by healthy, synchronized economic growth around the globe. In the eurozone, apprehension over local political factors continued to fade, and in Japan, Prime Minister Abe consolidated his political power and secured his ability to drive economic and corporate reforms. International developed markets took longer to recover after the 2008 financial crisis, lagging U.S. markets, but now have also begun expanding without being as dependent on the Chinese economy, which has been in the process of becoming more consumer driven. Continuous upgrades to gross domestic product [GDP] results have translated into earnings growth expectations in the eurozone and Japan, and demand from emerging markets also contributed to results in developed countries.

In the early months of 2017, growth stocks were the leaders in international developed markets. However, over the reporting period, value stocks closed the gap somewhat as investors looked for more attractive opportunities. With

International Value Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 12/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 International Value Fund

the exception of health care, every sector gained ground or was flat for the period.

How did the fund perform against this backdrop?

The fund returned 8.78% for the period, underperforming its benchmark, the MSCI EAFE Value Index [ND], which returned 9.29%. The fund also underperformed the average return for funds in its Lipper peer group, International Large-Cap Value Funds, which returned 10.04%. U.S. stocks outperformed international developed markets during the six-month period, as did emerging-market stocks.

Could you discuss some stocks that contributed to the fund’s performance versus its benchmark?

Fiat Chrysler was the fund’s top-performing holding during the period. The Italy-based auto conglomerate set and achieved aggressive revenue targets, impressing investors. Another driver, so to speak, was Fiat’s successful spin-off of Ferrari, at a better price level than expected. In addition, investor excitement continued to build around potential spin-offs of Maserati or Alpha Romeo.

Also contributing to fund performance was our decision to avoid the stock of GlaxoSmithKline, a holding in the fund’s benchmark that did not perform well during the period. The health-care sector as a whole struggled during the period, and GlaxoSmithKline faced its own headwinds related to competition and speculation around a potential purchase of Pfizer’s consumer business.

Highlights from the energy sector included two Canadian energy companies, Encana and Suncor, which were well positioned to benefit from the rise in energy prices during the period.

What were some holdings that detracted from performance during the period?

The top detractor from fund performance was not owning Toyota during the period. This major component of the benchmark, Japan’s largest company by most measures, performed well during the period, thanks in part to the strong global economy.

Also dampening fund returns was an overweight position, relative to the benchmark, in Nokia, a Finland-based telecommunications company. The stock struggled as the company met with increased competition, losing market share to Ericsson in particular. We trimmed the position, but it remained in the portfolio at the close of the period.

The stock of Sanofi, a France-based pharmaceutical company, declined slightly, and our overweight position amplified its negative performance. Sanofi has a strong product pipeline, but the stock gave back gains in part due to recent underwhelming drug launches. Sanofi was in the portfolio at period-end, but we had trimmed the position.

What is your outlook for fund positioning and the financial markets in the coming months?

Over the past few years, we have had a preference for stocks of defensive, higher-quality companies for the fund’s portfolio. Going forward, we expect to add exposure to less-expensive stocks that we believe have the potential to outperform in the current market. Although stocks have experienced an extended period of impressive gains, we believe many businesses remain fundamentally strong and still offer the potential for solid performance.

In our view, risks of a recession are muted in the near term, but risks are always present. An unexpected spike in inflation, for example, could produce an overreaction by central banks that could ultimately hurt stock performance

International Value Fund 7

or stifle growth, in our view. In international developed markets, we believe too much strengthening of the euro and yen against the U.S. dollar could create headwinds. A major geopolitical misstep could also lead to volatility or a significant correction for global markets, in our view.

On the positive side, we believe that tax reform in the United States is not yet reflected in stock prices and may provide a tailwind for markets in general. Other economies have become less dependent on China as a primary growth engine, and in Europe, economic and corporate reform has been slow, but steadily helping to improve performance potential.

Thank you for your time and insights, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/1/96)
Before sales charge	5.86%	3.59%	0.35%	35.25%	6.23%	22.91%	7.12%	24.08%	8.78%
After sales charge	5.57	–2.36	–0.24	27.47	4.97	15.84	5.02	16.95	2.52
Class B (8/1/96)
Before CDSC	5.55	–2.42	–0.24	30.34	5.44	20.15	6.31	23.16	8.37
After CDSC	5.55	–2.42	–0.24	28.34	5.12	17.15	5.42	18.16	3.37
Class C (2/1/99)
Before CDSC	5.08	–3.93	–0.40	30.26	5.43	20.05	6.28	23.05	8.30
After CDSC	5.08	–3.93	–0.40	30.26	5.43	20.05	6.28	22.05	7.30
Class M (8/1/96)
Before sales charge	5.33	–1.52	–0.15	31.84	5.68	21.01	6.56	23.45	8.47
After sales charge	5.15	–4.96	–0.51	27.23	4.93	16.77	5.30	19.13	4.67
Class R (12/1/03)
Net asset value	5.60	1.06	0.11	33.64	5.97	21.96	6.84	23.79	8.67
Class R6 (12/2/13)
Net asset value	6.12	6.88	0.67	37.96	6.65	24.43	7.56	24.67	9.03
Class Y (10/2/00)
Net asset value	6.09	6.17	0.60	37.03	6.50	23.75	7.36	24.43	8.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Value Fund 9

Comparative index returns For periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Value
Index (ND)	5.75%	12.08%	1.15%	39.93%	6.95%	20.29%	6.35%	21.44%	9.29%
Lipper International
Large-Cap Value
Funds category	5.97	12.13	1.09	37.07	6.49	21.77	6.78	24.38	10.04
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/17, there were 36, 36, 31, 30, 19, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.135		$0.027	$0.044	$0.082		$0.122	$0.188	$0.167
Capital gains	—		—	—	—		—	—	—
Total	$0.135		$0.027	$0.044	$0.082		$0.122	$0.188	$0.167
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/17	$11.35	$12.04	$11.32	$11.26	$11.37	$11.78	$11.22	$11.40	$11.36
12/31/17	12.21	12.95	12.24	12.15	12.25	12.69	12.07	12.24	12.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 International Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/17	1.36%	2.11%	2.11%	1.86%	1.61%	0.92%	1.11%
Annualized expense ratio for the
six-month period ended 12/31/17*	1.37%	2.12%	2.12%	1.87%	1.62%	0.92%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/17 to 12/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.21	$11.13	$11.13	$9.83	$8.52	$4.85	$5.90
Ending value (after expenses)	$1,087.80	$1,083.70	$1,083.00	$1,084.70	$1,086.70	$1,090.30	$1,088.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Value Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/17, use the following calculation method. To find the value of your investment on 7/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.97	$10.76	$10.76	$9.50	$8.24	$4.69	$5.70
Ending value (after expenses)	$1,018.30	$1,014.52	$1,014.52	$1,015.78	$1,017.04	$1,020.57	$1,019.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 International Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

International Value Fund 13

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 International Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Value Fund 15

The fund’s portfolio 12/31/17 (Unaudited)

COMMON STOCKS (99.5%)*	Shares	Value
Aerospace and defense (1.0%)
BAE Systems PLC (United Kingdom)	207,957	$1,599,452
		1,599,452
Airlines (1.2%)
Japan Airlines Co., Ltd. (Japan)	49,500	1,936,932
		1,936,932
Auto components (1.5%)
Magna International, Inc. (Canada)	16,794	951,794
Valeo SA (France)	20,975	1,563,097
		2,514,891
Automobiles (3.3%)
Fiat Chrysler Automobiles NV (Italy) †	63,363	1,129,801
Nissan Motor Co., Ltd. (Japan)	294,600	2,938,011
Yamaha Motor Co., Ltd. (Japan)	41,400	1,355,631
		5,423,443
Banks (15.0%)
Australia & New Zealand Banking Group, Ltd. (Australia)	150,498	3,361,587
Bank of Ireland Group PLC (Ireland) †	144,644	1,230,453
Danske Bank A/S (Denmark)	44,189	1,717,904
DNB ASA (Norway)	68,115	1,259,433
ING Groep NV (Netherlands)	375,799	6,915,002
Lloyds Banking Group PLC (United Kingdom)	762,155	697,902
Mizuho Financial Group, Inc. (Japan)	708,800	1,287,473
Skandinaviska Enskilda Banken AB (Sweden)	114,228	1,338,168
Societe Generale SA (France)	60,413	3,114,752
Sumitomo Mitsui Financial Group, Inc. (Japan)	66,000	2,850,540
Swedbank AB Class A (Sweden)	37,178	895,046
		24,668,260
Building products (2.8%)
Compagnie De Saint-Gobain (France)	26,286	1,446,669
Johnson Controls International PLC	42,900	1,634,919
Sanwa Holdings Corp. (Japan)	115,100	1,584,884
		4,666,472
Capital markets (2.3%)
Credit Suisse Group AG (Switzerland)	59,002	1,050,253
Natixis SA (France)	196,210	1,552,188
UBS Group AG (Switzerland)	68,864	1,265,321
		3,867,762
Chemicals (1.1%)
Akzo Nobel NV (Netherlands)	11,580	1,012,897
LANXESS AG (Germany)	10,242	814,364
		1,827,261
Communications equipment (0.8%)
Nokia OYJ (Finland)	284,248	1,329,699
		1,329,699
Construction and engineering (2.3%)
Vinci SA (France)	36,696	3,743,983
		3,743,983

16 International Value Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value
Construction materials (1.5%)
CRH PLC (Ireland)	37,734	$1,357,491
LafargeHolcim, Ltd. (Switzerland)	18,271	1,029,423
		2,386,914
Diversified financial services (3.7%)
Challenger, Ltd. (Australia)	258,563	2,824,307
Eurazeo SA (France)	19,032	1,755,472
ORIX Corp. (Japan)	91,400	1,545,418
		6,125,197
Diversified telecommunication services (4.8%)
BCE, Inc. (Canada)	28,000	1,344,980
Com Hem Holding AB (Sweden)	87,189	1,332,605
Nippon Telegraph & Telephone Corp. (Japan)	54,300	2,555,117
Spark New Zealand, Ltd. (New Zealand)	656,047	1,687,307
Telecom Italia SpA RSP (Italy)	1,402,040	1,001,430
		7,921,439
Electric utilities (1.0%)
SSE PLC (United Kingdom)	91,959	1,638,222
		1,638,222
Electronic equipment, instruments, and components (1.4%)
TDK Corp. (Japan)	28,300	2,258,929
		2,258,929
Equity real estate investment trusts (REITs) (1.4%)
Federation Centres (Australia)	393,430	835,910
Hibernia REIT PLC (Ireland)	810,746	1,488,009
		2,323,919
Food and staples retail (1.6%)
Koninklijke Ahold Delhaize NV (Netherlands)	64,898	1,424,368
Seven & i Holdings Co., Ltd. (Japan)	28,000	1,162,970
		2,587,338
Food products (1.9%)
Kerry Group PLC Class A (Ireland)	21,454	2,406,018
Orkla ASA (Norway)	67,334	713,803
		3,119,821
Health-care equipment and supplies (1.0%)
Hoya Corp. (Japan)	33,100	1,653,937
		1,653,937
Hotels, restaurants, and leisure (0.9%)
Dalata Hotel Group PLC (Ireland) †	185,887	1,403,954
		1,403,954
Household durables (0.8%)
Panasonic Corp. (Japan)	92,100	1,348,757
		1,348,757
Household products (0.6%)
Henkel AG & Co. KGaA (Preference) (Germany)	8,075	1,066,219
		1,066,219
Industrial conglomerates (3.0%)
Siemens AG (Germany)	27,703	3,843,764
Toshiba Corp. (Japan) †	395,000	1,110,339
		4,954,103

International Value Fund 17

COMMON STOCKS (99.5%)* cont.	Shares	Value
Insurance (10.3%)
AIA Group, Ltd. (Hong Kong)	322,200	$2,747,824
Allianz SE (Germany)	7,666	1,755,618
AXA SA (France)	97,581	2,892,149
Chubb, Ltd.	15,486	2,262,969
Insurance Australia Group, Ltd. (Australia)	339,355	1,913,485
Prudential PLC (United Kingdom)	139,848	3,595,516
SCOR SE (France)	46,016	1,851,455
		17,019,016
Machinery (1.6%)
KION Group AG (Germany)	13,059	1,126,686
NSK, Ltd. (Japan)	96,700	1,523,077
		2,649,763
Metals and mining (3.3%)
Glencore PLC (United Kingdom)	304,052	1,599,706
Rio Tinto PLC (United Kingdom)	50,215	2,650,205
ThyssenKrupp AG (Germany)	38,680	1,123,190
		5,373,101
Multi-utilities (2.1%)
RWE AG (Germany) †	60,755	1,238,903
Veolia Environnement SA (France)	86,002	2,194,242
		3,433,145
Oil, gas, and consumable fuels (7.7%)
EnCana Corp. (Canada)	129,900	1,733,033
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	108,643	3,623,126
Royal Dutch Shell PLC Class B (United Kingdom)	61,621	2,078,287
Suncor Energy, Inc. (Canada)	91,612	3,363,480
Total SA (France)	35,265	1,945,757
		12,743,683
Personal products (0.9%)
Shiseido Co., Ltd. (Japan)	30,000	1,446,040
		1,446,040
Pharmaceuticals (7.1%)
AstraZeneca PLC (United Kingdom)	39,477	2,709,031
Bayer AG (Germany)	15,884	1,975,573
Novartis AG (Switzerland)	37,754	3,191,789
Sanofi (France)	44,603	3,840,477
		11,716,870
Real estate management and development (0.8%)
Mitsui Fudosan Co., Ltd. (Japan)	59,000	1,322,659
		1,322,659
Software (1.0%)
Nintendo Co., Ltd. (Japan)	4,300	1,565,423
		1,565,423
Technology hardware, storage, and peripherals (1.6%)
Samsung Electronics Co., Ltd. (South Korea)	1,119	2,658,548
		2,658,548

18 International Value Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value
Tobacco (1.2%)
Imperial Brands PLC (United Kingdom)	45,489	$1,943,972
		1,943,972
Trading companies and distributors (3.8%)
ITOCHU Corp. (Japan)	90,900	$1,697,179
Mitsubishi Corp. (Japan)	111,200	3,073,200
Wolseley PLC (United Kingdom)	22,017	1,575,376
		6,345,755
Transportation infrastructure (0.7%)
Aena SME SA (Spain)	6,044	1,223,564
		1,223,564
Wireless telecommunication services (2.5%)
KDDI Corp. (Japan)	32,800	816,633
Vodafone Group PLC (United Kingdom)	1,064,926	3,364,177
		4,180,810
Total common stocks (cost $131,816,527)		$163,989,253

	Principal amount/
SHORT-TERM INVESTMENTS (0.4%)*		shares	Value
Putnam Short Term Investment Fund 1.45% L	Shares	140,247	$140,247
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.21% P	Shares	110,000	110,000
U.S. Treasury Bills 1.121%, 2/8/18 ∆		$245,000	244,653
U.S. Treasury Bills 1.064%, 2/1/18		140,000	139,837
Total short-term investments (cost $634,837)			$634,737

TOTAL INVESTMENTS
Total investments (cost $132,451,364)	$164,623,990

Key to holding’s abbreviations

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $164,847,897.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,845 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

International Value Fund 19

At the close of the reporting period, the fund maintained liquid assets totaling $71,316 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	21.3%	Sweden	2.2%
United Kingdom	16.5	Hong Kong	1.7
France	15.7	South Korea	1.6
Germany	7.9	Italy	1.3
Netherlands	5.7	Norway	1.2
Australia	5.4	Denmark	1.0
Ireland	4.8	New Zealand	1.0
Canada	4.5	Finland	0.8
Switzerland	4.0	Spain	0.7
United States	2.7	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $49,299,266) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$2,491,879	$2,506,771	$(14,892)
	British Pound	Buy	3/21/18	707,391	708,197	(806)
	Canadian Dollar	Sell	1/17/18	2,539,689	2,556,165	16,476
	Hong Kong Dollar	Buy	2/22/18	1,019,380	1,021,141	(1,761)
	Japanese Yen	Buy	2/22/18	93,907	91,101	2,806
Barclays Bank PLC
	Canadian Dollar	Sell	1/17/18	524,569	528,015	3,446
	Hong Kong Dollar	Buy	2/22/18	2,085,949	2,091,747	(5,798)
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	406,431	406,977	(546)
	British Pound	Buy	3/21/18	1,829,931	1,831,852	(1,921)
	Danish Krone	Sell	3/21/18	635,591	633,060	(2,531)
Credit Suisse International
	New Zealand Dollar	Buy	1/17/18	250,556	251,415	(859)
	New Zealand Dollar	Sell	1/17/18	250,556	254,117	3,561
Goldman Sachs International
	British Pound	Buy	3/21/18	122,095	122,198	(103)
	Canadian Dollar	Sell	1/17/18	767,358	762,943	(4,415)
	Chinese Yuan (Offshore)	Buy	2/22/18	62,043	62,769	(726)
	Euro	Sell	3/21/18	2,818,620	2,794,245	(24,375)
	Japanese Yen	Buy	2/22/18	5,118,661	5,065,112	53,549

20 International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $49,299,266) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	$1,763,205	$1,765,500	$(2,295)
	British Pound	Buy	3/21/18	2,913,891	2,917,662	(3,771)
	Canadian Dollar	Sell	1/17/18	906,617	912,411	5,794
	Euro	Sell	3/21/18	1,913,475	1,898,382	(15,093)
	New Zealand Dollar	Sell	1/17/18	1,436,089	1,453,776	17,687
	Norwegian Krone	Sell	3/21/18	626,290	621,542	(4,748)
	Singapore Dollar	Buy	2/22/18	2,131,077	2,097,762	33,315
	South Korean Won	Sell	2/22/18	2,517,481	2,409,920	(107,561)
	Swedish Krona	Buy	3/21/18	385,302	378,518	6,784
	Swiss Franc	Buy	3/21/18	5,015,080	4,972,248	42,832
State Street Bank and Trust Co.
	British Pound	Buy	3/21/18	208,319	208,518	(199)
	Canadian Dollar	Sell	1/17/18	1,339,991	1,348,885	8,894
	Euro	Sell	3/21/18	1,044,974	1,035,965	(9,009)
	Israeli Shekel	Buy	1/17/18	695,831	686,047	9,784
	Japanese Yen	Sell	2/22/18	263,066	284,453	21,387
	Swedish Krona	Sell	3/21/18	1,070,919	1,044,850	(26,069)
UBS AG
	Australian Dollar	Sell	1/17/18	2,449,824	2,453,220	3,396
	Canadian Dollar	Sell	1/17/18	1,114,471	1,121,782	7,311
Unrealized appreciation						237,022
Unrealized (depreciation)						(227,478)
Total						$9,544

* The exchange currency for all contracts listed is the United States Dollar.

International Value Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$951,794	$9,739,251	$—
Consumer staples	—	10,163,390	—
Energy	5,096,513	7,647,170	—
Financials	2,262,969	49,417,266	—
Health care	—	13,370,807	—
Industrials	1,634,919	25,485,105	—
Information technology	—	7,812,599	—
Materials	—	9,587,276	—
Real estate	—	3,646,578	—
Telecommunication services	1,344,980	10,757,269	—
Utilities	—	5,071,367	—
Total common stocks	11,291,175	152,698,078	—

Short-term investments	250,247	384,490	—
Totals by level	$11,541,422	$153,082,568	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$9,544	$—
Totals by level	$—	$9,544	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 International Value Fund

Statement of assets and liabilities 12/31/17 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $132,311,117)	$164,483,743
Affiliated issuers (identified cost $140,247) (Notes 1 and 5)	140,247
Cash	1,000
Foreign currency (cost $43,455) (Note 1)	43,508
Dividends, interest and other receivables	267,546
Foreign tax reclaim	218,494
Receivable for shares of the fund sold	268,350
Receivable for investments sold	5,135
Unrealized appreciation on forward currency contracts (Note 1)	237,022
Prepaid assets	57,651
Total assets	165,722,696

LIABILITIES
Payable for shares of the fund repurchased	41,562
Payable for compensation of Manager (Note 2)	98,898
Payable for custodian fees (Note 2)	8,866
Payable for investor servicing fees (Note 2)	64,607
Payable for Trustee compensation and expenses (Note 2)	158,599
Payable for administrative services (Note 2)	1,688
Payable for distribution fees (Note 2)	98,396
Payable for auditing and tax fees	34,794
Distributions payable to shareholders	95
Unrealized depreciation on forward currency contracts (Note 1)	227,478
Collateral on certain derivative contracts, at value (Notes 1 and 9)	110,000
Other accrued expenses	29,816
Total liabilities	874,799

Net assets	$164,847,897

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$312,880,810
Undistributed net investment income (Note 1)	622,186
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(180,852,534)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,197,435
Total — Representing net assets applicable to capital shares outstanding	$164,847,897

(Continued on next page)

International Value Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($138,617,821 divided by 11,355,591 shares)	$12.21
Offering price per class A share (100/94.25 of $12.21)*	$12.95
Net asset value and offering price per class B share ($2,061,070 divided by 168,405 shares)**	$12.24
Net asset value and offering price per class C share ($6,433,914 divided by 529,323 shares)**	$12.15
Net asset value and redemption price per class M share ($2,493,439 divided by 203,504 shares)	$12.25
Offering price per class M share (100/96.50 of $12.25)*	$12.69
Net asset value, offering price and redemption price per class R share
($2,404,667 divided by 199,271 shares)	$12.07
Net asset value, offering price and redemption price per class R6 share
($4,179,201 divided by 341,364 shares)	$12.24
Net asset value, offering price and redemption price per class Y share
($8,657,785 divided by 709,744 shares)	$12.20

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 International Value Fund

Statement of operations Six months ended 12/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $175,524)	$1,628,291
Interest (including interest income of $9,667 from investments in affiliated issuers) (Note 5)	16,159
Securities lending (net of expenses) (Notes 1 and 5)	347
Total investment income	1,644,797

EXPENSES
Compensation of Manager (Note 2)	579,743
Investor servicing fees (Note 2)	197,014
Custodian fees (Note 2)	16,563
Distribution fees (Note 2)	229,228
Administrative services (Note 2)	3,014
Other	108,931
Total expenses	1,134,493
Expense reduction (Note 2)	(2,075)
Net expenses	1,132,418

Net investment income	512,379

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	3,878,146
Net realized loss on forward currency contracts (Note 1)	(703,567)
Net realized gain on foreign currency transactions (Note 1)	25,411
Net unrealized appreciation of securities in unaffiliated issuers during the period	9,667,326
Net unrealized appreciation of forward currency contracts during the period	159,577
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,548
Net gain on investments	13,032,441

Net increase in net assets resulting from operations	$13,544,820

The accompanying notes are an integral part of these financial statements.

International Value Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/17*	Year ended 6/30/17
Operations
Net investment income	$512,379	$2,487,418
Net realized gain on investments
and foreign currency transactions	3,199,990	521,178
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	9,832,451	26,053,026
Net increase in net assets resulting from operations	13,544,820	29,061,622
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,520,906)	(2,760,430)
Class B	(4,550)	(32,116)
Class C	(23,189)	(93,038)
Class M	(16,588)	(37,388)
Class R	(23,944)	(32,484)
Class R6	(64,214)	(85,168)
Class Y	(113,762)	(143,891)
Decrease from capital share transactions (Note 4)	(4,193,945)	(19,941,395)
Total increase in net assets	7,583,722	5,935,712

NET ASSETS
Beginning of period	157,264,175	151,328,463
End of period (including undistributed net investment
income of $622,186 and $1,876,960, respectively)	$164,847,897	$157,264,175

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 International Value Fund

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International Value Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2017**	$11.35	.04	.96	1.00	(.14)	(.14)	—	—	$12.21	8.78*	$138,618	.69*	.33*	6*
June 30, 2017	9.59	.17	1.81	1.98	(.22)	(.22)	—	—	11.35	21.00	133,974	1.36	1.66	16
June 30, 2016	11.06	.19	(1.55)	(1.36)	(.11)	(.11)	—	—	9.59	(12.36)	130,120	1.31[f]	1.85[f]	20
June 30, 2015	12.00	.17	(.90)	(.73)	(.21)	(.21)	—	—	11.06	(6.01)	162,195	1.25	1.49	30
June 30, 2014	10.04	.14	1.98	2.12	(.16)	(.16)	—	—[e]	12.00	21.14	193,487	1.34	1.26	50
June 30, 2013	8.54	.17	1.46	1.63	(.13)	(.13)	—[d]	—	10.04	19.10	172,723	1.35	1.75	39
Class B
December 31, 2017**	$11.32	(.01)	.96	.95	(.03)	(.03)	—	—	$12.24	8.37*	$2,061	1.07*	(.05)*	6*
June 30, 2017	9.55	.08	1.82	1.90	(.13)	(.13)	—	—	11.32	20.09	2,230	2.11	.81	16
June 30, 2016	10.98	.10	(1.52)	(1.42)	(.01)	(.01)	—	—	9.55	(12.97)	2,724	2.06[f]	.97[f]	20
June 30, 2015	11.89	.07	(.87)	(.80)	(.11)	(.11)	—	—	10.98	(6.73)	4,558	2.00	.66	30
June 30, 2014	9.95	.05	1.95	2.00	(.06)	(.06)	—	—[e]	11.89	20.16	6,691	2.09	.43	50
June 30, 2013	8.45	.09	1.46	1.55	(.05)	(.05)	—[d]	—	9.95	18.36	7,549	2.10	.92	39
Class C
December 31, 2017**	$11.26	(.01)	.94	.93	(.04)	(.04)	—	—	$12.15	8.30*	$6,434	1.07*	(.05)*	6*
June 30, 2017	9.51	.09	1.80	1.89	(.14)	(.14)	—	—	11.26	20.10	5,986	2.11	.88	16
June 30, 2016	10.96	.11	(1.53)	(1.42)	(.03)	(.03)	—	—	9.51	(13.01)	6,814	2.06[f]	1.07[f]	20
June 30, 2015	11.89	.08	(.88)	(.80)	(.13)	(.13)	—	—	10.96	(6.71)	9,026	2.00	.75	30
June 30, 2014	9.96	.06	1.95	2.01	(.08)	(.08)	—	—[e]	11.89	20.18	10,030	2.09	.52	50
June 30, 2013	8.47	.10	1.45	1.55	(.06)	(.06)	—[d]	—	9.96	18.28	8,342	2.10	1.03	39
Class M
December 31, 2017**	$11.37	.01	.95	.96	(.08)	(.08)	—	—	$12.25	8.47*	$2,493	.94*	.08*	6*
June 30, 2017	9.61	.12	1.81	1.93	(.17)	(.17)	—	—	11.37	20.37	2,251	1.86	1.15	16
June 30, 2016	11.07	.13	(1.54)	(1.41)	(.05)	(.05)	—	—	9.61	(12.76)	2,160	1.81[f]	1.33[f]	20
June 30, 2015	12.00	.11	(.89)	(.78)	(.15)	(.15)	—	—	11.07	(6.48)	2,759	1.75	.97	30
June 30, 2014	10.05	.09	1.96	2.05	(.10)	(.10)	—	—[e]	12.00	20.44	3,364	1.84	.75	50
June 30, 2013	8.54	.12	1.46	1.58	(.07)	(.07)	—[d]	—	10.05	18.57	3,240	1.85	1.23	39
Class R
December 31, 2017**	$11.22	.03	.94	.97	(.12)	(.12)	—	—	$12.07	8.67*	$2,405	.81*	.22*	6*
June 30, 2017	9.50	.16	1.78	1.94	(.22)	(.22)	—	—	11.22	20.70	1,667	1.61	1.52	16
June 30, 2016	10.88	.15	(1.52)	(1.37)	(.01)	(.01)	—	—	9.50	(12.57)	1,195	1.56[f]	1.45[f]	20
June 30, 2015	11.82	.14	(.89)	(.75)	(.19)	(.19)	—	—	10.88	(6.31)	2,548	1.50	1.25	30
June 30, 2014	9.89	.11	1.95	2.06	(.13)	(.13)	—	—[e]	11.82	20.87	2,752	1.59	1.03	50
June 30, 2013	8.41	.15	1.44	1.59	(.11)	(.11)	—[d]	—	9.89	18.91	2,447	1.60	1.54	39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Value Fund	International Value Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
December 31, 2017**	$11.40	.07	.96	1.03	(.19)	(.19)	—	—	$12.24	9.03*	$4,179	.46*	.56*	6*
June 30, 2017	9.63	.23	1.81	2.04	(.27)	(.27)	—	—	11.40	21.55	3,617.92		2.18	16
June 30, 2016	11.11	.23	(1.56)	(1.33)	(.15)	(.15)	—	—	9.63	(12.02)	3,135	.91[f]	2.29[f]	20
June 30, 2015	12.07	.21	(.91)	(.70)	(.26)	(.26)	—	—	11.11	(5.70)	3,396.86		1.89	30
June 30, 2014†	11.60	.18	.45	.63	(.16)	(.16)	—	—	12.07	5.46*	4,031	.53*	1.48*	50
Class Y
December 31, 2017**	$11.36	.05	.96	1.01	(.17)	(.17)	—	—	$12.20	8.88*	$8,658	.56*	.45*	6*
June 30, 2017	9.60	.22	1.79	2.01	(.25)	(.25)	—	—	11.36	21.32	7,539	1.11	2.08	16
June 30, 2016	11.07	.22	(1.55)	(1.33)	(.14)	(.14)	—	—	9.60	(12.07)	5,181	1.06[f]	2.15[f]	20
June 30, 2015	12.02	.20	(.91)	(.71)	(.24)	(.24)	—	—	11.07	(5.80)	5,448	1.00	1.81	30
June 30, 2014	10.06	.14	2.00	2.14	(.18)	(.18)	—	—[e]	12.02	21.38	4,549	1.09	1.27	50
June 30, 2013	8.55	.21	1.45	1.66	(.15)	(.15)	—[d]	—	10.06	19.48	6,638	1.10	2.14	39

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to June 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

30 International Value Fund	International Value Fund 31

Notes to financial statements 12/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through December 31, 2017.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

32 International Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Value Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $101,979 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

34 International Value Fund

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $34,406 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,845 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

International Value Fund 35

At June 30, 2017, the fund had a capital loss carryover of $183,619,915 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,151,646	$3,852,681	$5,004,327	*
178,615,588	N/A	178,615,588	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $132,729,052, resulting in gross unrealized appreciation and depreciation of $38,973,163 and $7,068,681, respectively, or net unrealized appreciation of $31,904,482.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

36 International Value Fund

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.350% of the fund’s average net assets before an increase of $13,938 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$170,193	Class R	2,722
Class B	2,672	Class R6	1,028
Class C	7,698	Class Y	9,746
Class M	2,955	Total	$197,014

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $94 under the expense offset arrangements and by $1,981 under the brokerage/service arrangements.

International Value Fund 37

Each Independent Trustee of the fund receives an annual Trustee fee, of which $120, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$172,642
Class B	1.00%	1.00%	10,846
Class C	1.00%	1.00%	31,232
Class M	1.00%	0.75%	8,991
Class R	1.00%	0.50%	5,517
Total			$229,228

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,940 and $59 from the sale of class A and class M shares, respectively, and received $524 and $133 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$10,143,948	$14,784,806
U.S. government securities (Long-term)	—	—
Total	$10,143,948	$14,784,806

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38 International Value Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	347,775	$4,114,140	639,328	$6,715,471
Shares issued in connection with
reinvestment of distributions	118,557	1,435,727	263,491	2,616,465
	466,332	5,549,867	902,819	9,331,936
Shares repurchased	(916,168)	(10,885,621)	(2,672,079)	(27,545,868)
Net decrease	(449,836)	$(5,335,754)	(1,769,260)	$(18,213,932)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,310	$15,468	17,961	$183,743
Shares issued in connection with
reinvestment of distributions	370	4,498	3,092	30,768
	1,680	19,966	21,053	214,511
Shares repurchased	(30,269)	(356,111)	(109,396)	(1,126,465)
Net decrease	(28,589)	$(336,145)	(88,343)	$(911,954)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	37,793	$448,270	48,224	$506,665
Shares issued in connection with
reinvestment of distributions	1,820	21,955	7,815	77,291
	39,613	470,225	56,039	583,956
Shares repurchased	(41,944)	(494,123)	(241,177)	(2,536,581)
Net decrease	(2,331)	$(23,898)	(185,138)	$(1,952,625)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	13,162	$157,325	5,739	$59,463
Shares issued in connection with
reinvestment of distributions	1,335	16,231	3,669	36,619
	14,497	173,556	9,408	96,082
Shares repurchased	(8,977)	(106,011)	(36,264)	(374,732)
Net increase (decrease)	5,520	$67,545	(26,856)	$(278,650)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	73,578	$855,005	74,212	$764,689
Shares issued in connection with
reinvestment of distributions	682	8,173	709	6,973
	74,260	863,178	74,921	771,662
Shares repurchased	(23,532)	(275,288)	(52,162)	(546,643)
Net increase	50,728	$587,890	22,759	$225,019

International Value Fund 39

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	51,733	$606,478	53,854	$555,500
Shares issued in connection with
reinvestment of distributions	5,285	64,214	8,551	85,168
	57,018	670,692	62,405	640,668
Shares repurchased	(32,844)	(389,804)	(70,686)	(741,211)
Net increase (decrease)	24,174	$280,888	(8,281)	$(100,543)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	162,880	$1,940,763	384,090	$3,974,014
Shares issued in connection with
reinvestment of distributions	8,149	98,606	13,658	135,625
	171,029	2,039,369	397,748	4,109,639
Shares repurchased	(125,175)	(1,473,840)	(273,699)	(2,818,349)
Net increase	45,854	$565,529	124,049	$1,291,290

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	cost	proceeds	income	of 12/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$2,062,575	$2,062,575	$217	$—
Putnam Short Term
Investment Fund**	2,061,338	13,367,050	15,288,141	9,667	140,247
Total Short-term
investments	$2,061,338	$15,429,625	$17,350,716	$9,884	$140,247

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40 International Value Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$56,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$237,022	Payables	$227,478
Total		$237,022		$227,478

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(703,567)	$(703,567)
Total	$(703,567)	$(703,567)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$159,577	$159,577
Total	$159,577	$159,577

International Value Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$19,282	$3,446	$—	$3,561	$53,549	$106,412	$40,065	$10,707	$237,022
Total Assets	$19,282	$3,446	$—	$3,561	$53,549	$106,412	$40,065	$10,707	$237,022
Liabilities:
Forward currency contracts#	17,459	5,798	4,998	859	29,619	133,468	35,277	—	227,478
Total Liabilities	$17,459	$5,798	$4,998	$859	$29,619	$133,468	$35,277	$—	$227,478
Total Financial and Derivative Net Assets	$1,823	$(2,352)	$(4,998)	$2,702	$23,930	$(27,056)	$4,788	$10,707	$9,544
Total collateral received (pledged)†##	$—	$—	$—	$—	$23,930	$(27,056)	$—	$10,707
Net amount	$1,823	$(2,352)	$(4,998)	$2,702	$—	$—	$4,788	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$110,000	$—	$—	$—	$110,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$101,979	$101,979
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$(110,845)	$—	$—	$(110,845)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 International Value Fund	International Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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SA024 309405 2/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018